SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 29, 2000
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                           CHAMPPS ENTERTAINMENT, INC.

               (Exact name of Registrant as specified in charter)

          Delaware                                     0-22639
(State or other jurisdiction                  (Commission file number)
      of incorporation)

                                   04-3370491
                                  (IRS employer
                               identification no.)


            5619 DTC Parkway, Suite 1000, Englewood, Colorado 80111
              (Address of principal executive offices) (Zip Code)

                                 (303) 804-1333
              (Registrant's telephone number, including area code)

                            There are 3 pages in this Report.

                                   Page 1 of 3



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Item 2.  Acquisition or Disposition of Assets

         On June 29, 2000, Champps Entertainment, Inc. ("Champps") acquired two Champps Americana restaurants from existing franchisees.

         In the first acquisition, pursuant to an Asset Purchase Agreement dated as of April 6, a wholly owned subsidiary of Champps acquired from Prairie Restaurant Group, Inc., a Minnesota corporation ("Prairie"), all of the assets of Prairie, consisting principally of a leasehold interest in a 9140 sq. ft Champps Americana restaurant located in Eden Prairie, Minnesota, and all furniture, fixtures and equipment related to the operation of the restaurant for approximately $5,675,000 in cash. The acquisition was financed in part with the proceeds from a loan of $4,750,000 provided by FINOVA Capital Corporation secured in part by the acquired assets. A majority of the capital stock of Prairie is owned by Dean Vlahos, a former executive and director of the Company.

         In the second acquisition, pursuant to an Asset Purchase Agreement dated as of April 6, a wholly owned subsidiary of Champps acquired from Bregean Investment Group, Inc., a Minnesota corporation ("Bregean"), all of the assets of Bregean, consisting principally of a leasehold interest in a 12,145 sq ft Champps Americana restaurant located in Minnetonka, Minnesota, and all furniture, fixtures and equipment related to the operation of the restaurant for approximately $5,675,000 in cash. The acquisition was financed in part with the proceeds from a loan of $4,750,000 provided by FINOVA Capital Corporation secured in part by the acquired assets. All of the capital stock of Bregean is owned by Mr. Vlahos.

         The acquired restaurants, which have been operated by Prairie and Bregean pursuant to license agreements between Champps and Mr. Vlahos, will continue to be operated by Champps.

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired

Not required insofar as under Rule 3-05 of regulation S-X the acquisition of these assets and businesses is not significant based on Champps' latest audited financial statements.

(b)      Pro Forma Financial Information

Not required insofar as under Rule 3-05 of regulation S-X the acquisition of these assets and businesses is not significant based on Champps' latest audited financial statements.

(c)      Exhibits

2.1 Asset Purchase Agreement dated as of April 6, 2000 by and between Champps Operating Corp. and Prairie Restaurant Group, Inc.

2.2 Asset Purchase Agreement dated as of April 6, 2000 by and between Champps Operating Corp. and Bregean Investment Group, Inc.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 7, 2000                            CHAMPPS ENTERTAINMENT, INC.
                                              (Registrant)


                                              By:/s/ Frederick J. Dreibholz
                                                 -----------------------------
                                                  Frederick J. Dreibholz
                                                  Treasurer, Vice-President and
                                                  Chief Financial Officer